SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 10, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               September 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       74,547,536.00      59,533,808.92    4,145,215.53      217,298.40    4,362,513.93     0.00     0.00          55,388,593.39
P                100.00             100.00            0.00       41,091.60       41,091.60     0.00     0.00                 100.00
IIA1      99,912,229.00      85,552,266.58    4,199,014.81      484,796.18    4,683,810.99     0.00     0.00          81,353,251.77
IIP          236,510.36         199,502.41        6,033.83            0.00        6,033.83     0.00     0.00             193,468.58
IIIA1     38,038,667.00      30,178,324.80    1,761,279.75      115,180.61    1,876,460.36     0.00     0.00          28,417,045.05
AR1              100.00               0.00            0.00            0.00            0.00     0.00     0.00                   0.00
AR2              100.00               0.00            0.00            0.00            0.00     0.00     0.00                   0.00
AR3              100.00               0.00            0.00            0.00            0.00     0.00     0.00                   0.00
B1        14,939,278.00      14,939,278.00            0.00      100,095.93      100,095.93     0.00     0.00          14,939,278.00
B2        11,353,858.65      11,353,858.65            0.00       80,803.73       80,803.73     0.00     0.00          11,353,858.65
TOTALS   239,028,479.01     201,757,139.36   10,111,543.92    1,039,266.45   11,150,810.37     0.00     0.00         191,645,595.44

IA2       74,547,536.00      59,533,808.92            0.00      246,657.56      246,657.56     0.00     0.00          55,388,593.39
XII       24,574,026.41      21,662,154.72            0.00      144,414.36      144,414.36     0.00     0.00          20,686,403.17
IIIA2     38,038,667.00      30,178,324.80            0.00      118,336.08      118,336.08     0.00     0.00          28,417,045.05
XB1        1,960,780.24       1,960,780.24            0.00       13,071.87       13,071.87     0.00     0.00           1,960,780.24
XB2          734,661.43         734,661.44            0.00        5,203.85        5,203.85     0.00     0.00             734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540AG44     798.60196747        55.60499719       2.91489715    58.51989434        742.99697028     IA1      4.380000 %
P       22540AJ25   1,000.00000000         0.00000000              ###             ##      1,000.00000000     P        9.391781 %
IIA1    22540AG93     856.27422625        42.02703565       4.85222064    46.87925629        814.24719060     IIA1     6.800000 %
IIP     22540AH35     843.52503628        25.51190569       0.00000000    25.51190569        818.01313059     IIP      0.000000 %
IIIA1   22540AH43     793.35915741        46.30235203       3.02798755    49.33033957        747.05680538     IIIA1    4.580000 %
AR1     22540AG69       0.00000000         0.00000000       0.00000000     0.00000000          0.00000000     AR1      9.391781 %
AR2     22540AG77       0.00000000         0.00000000       0.00000000     0.00000000          0.00000000     AR2      9.391781 %
AR3     22540AG85       0.00000000         0.00000000       0.00000000     0.00000000          0.00000000     AR3      9.391781 %
B1      22540AH68   1,000.00000000         0.00000000       6.70018524     6.70018524      1,000.00000000     B1       8.040223 %
B2      22540AH84   1,000.00000000         0.00000000       7.11685186     7.11685186      1,000.00000000     B2       8.540223 %
TOTALS                844.07155246        42.30267440       4.34787710    46.65055150        801.76887806

IA2     22540AG51     798.60196747         0.00000000       3.30872854     3.30872854        742.99697028     IA2      4.971781 %
XII     22540AH27     881.50612189         0.00000000       5.87670728     5.87670728        841.79950102     XII      8.000000 %
IIIA2   22540AH50     793.35915741         0.00000000       3.11094182     3.11094182        747.05680538     IIIA2    4.705473 %
XB1     22540AH76   1,000.00000000         0.00000000       6.66666755     6.66666755      1,000.00000000     XB1      8.000000 %
XB2     22540AH92   1,000.00001361         0.00000000       7.08333089     7.08333089      1,000.00001361     XB2      8.500000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               September 25, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                            66,699.20
                Group 2 Scheduled Principal                           119,450.60
                Group 3 Scheduled Principal                            38,853.35

             Principal Prepayments
                Group 1 Principal Prepayments                       3,928,448.60
                Group 2 Principal Prepayments                       3,737,606.81
                Group 3 Principal Prepayments                       1,645,997.07

             Curtailment
                Group 1 Curtailment                                   149,364.26
                Group 2 Curtailment                                   345,780.10
                Group 3 Curtailment                                    75,968.59

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00

             Gross Interest
                Group 1 Gross Interest                                695,742.32
                Group 2 Gross Interest                                994,517.07
                Group 2 Gross Interest                                349,591.86


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance              68,747,699.24
                Group 2 Beginning Collateral Balance              98,129,706.15
                Group 3 Beginning Collateral Balance              34,879,734.04

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                 64,602,483.71
                Group 2 Ending Collateral Balance                 93,924,657.51
                Group 3 Ending Collateral Balance                 33,118,454.29

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                               86.60%
                Group2 Senior Percentage                               87.18%
                Group3 Senior Percentage                               86.52%

                Subordinate Percentage
                Group1 Subordindate Percentage                         13.40 %
                Group2 Subordinate Percentage                          12.82 %
                Group3 Subordinate Percentage                          13.48 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                37,811.23
                Group2 Servicing Fee                                73,640.56
                Group3 Servicing Fee                                15,405.22

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               September 25, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month           10              336,495.34            0.52 %
        2 Month            0                    0.00            0.00 %
        3 Month           19              921,018.83            1.43 %
        Total             29            1,257,514.17            1.95 %


Group 2
        Category        Number      Principal Balance      Percentage
        1 Month           29            1,005,476.51            1.07 %
        2 Month            0                    0.00            0.00 %
        3 Month           41            1,193,991.01            1.27 %
        Total             70            2,199,467.52            2.34 %


Group 3
        Category        Number      Principal Balance     Percentage
        1 Month            4              317,045.35            0.96 %
        2 Month            0                    0.00            0.00 %
        3 Month           10              689,670.04            2.08 %
         Total            14            1,006,715.39            3.04 %



Group Totals
        1 Month           43            1,659,017.20            0.87 %
        2 Month            0                    0.00            0.00 %
        3 Month           70            2,804,679.88            1.46 %
         Total           113            4,463,697.08            2.33 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                   7                283,967.50                 0.44 %


        Group 2
                Number      Principal Balance    Percentage
                  12                364,108.60                 0.39 %



        Group 3
                Number      Principal Balance    Percentage
                   1                 32,017.42                 0.10 %


        Group Totals
                Number      Principal Balance    Percentage
                  20                680,093.52                 0.35 %



Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group Totals
                Number      Principal Balance    Percentage
                0               0.00               0.00%

                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               September 25, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount                    1,916,455.96
Bankruptcy Loss Coverage Amount                                    100,000.00

Trustee Fee                                                        1,681.31
Loss Mitigation Fee                                                1,634.18
Pool Insurance Fee                                               350,565.42
Special Hazard Fee                                                30,263.57
Certificate Insurer Premium                                        2,990.40

Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)                     2.66125 %
Class IA-1                                                                             3.46125 %
Class IIIA-1                                                                           3.66125 %

Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                                             5.90802 %
Class IIIA-2                                                                           5.63660 %
Class B-1                                                                              8.05265 %
Class B-2                                                                              8.55265 %

